Exhibit 10.2

FOURTH
MODIFICATION AGREEMENT

BY THIS FOURTH MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 20th day of September, 2010, WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), and KNIGHT TRANSPORTATION, INC., an Arizona corporation (the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1.    RECITALS; ACKNOWLEDGEMENTS.

1.1           The Borrower and the Lender entered into that Credit Agreement dated September 15, 2005, as modified by that Modification Agreement dated October 6, 2006, that Second Modification dated March 30, 2007 and that Third Modification dated September 16, 2008 (as amended from time to time, the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein.

1.2           Borrower and the Lender desire to modify the Credit Agreement as set forth herein.

1.3           All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

SECTION 2.    CREDIT AGREEMENT.

2.1           The following definition in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

"RLC Maturity Date" shall mean September 30, 2012.

2.2           Section 5.4(a) and (b) of the Credit Agreement is hereby amended and restated to read as follows:

(a)           within ninety (90) days after the end of each fiscal year of the Borrower, a copy of Borrower's Form 10-K for such fiscal year as filed with the SEC;

(b)           within forty-five (45) days after the end of each fiscal quarter of each fiscal year of the Borrower, a copy of Borrower's Form 10-Q for such fiscal quarter as filed with the SEC;

2.3           Section 6.8 of the Credit Agreement is hereby amended and restated to read as follows:

Section 6.8                       Loans, Advances, Investments.  Make any loans or advances to or investments in any person or entity exceeding $20,000,000.00 in the aggregate.

SECTION 3.    OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

3.1           All references to the Credit Agreement in the other Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

3.2           Borrower hereby reaffirms to the Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

3.3           Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Note and the Credit Agreement represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments.  Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Note or the Credit Agreement.

3.4           All terms, conditions and provisions of the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Credit Agreement, as amended hereby, is hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4.    GENERAL.

4.1           This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans.  Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

4.2           The modifications contained herein shall not be binding upon the Lender until the Lender shall have received all of the following:

(a)           An original of this Agreement fully executed by the Borrower.

(b)           A Consent and Agreement of Guarantors, fully executed by the Guarantors.

(c)           Such resolutions or authorizations and such other documents as the Lender may require relating to the existence and good standing of the Borrower and the Guarantors and the authority of any person executing this Agreement or other documents on behalf of the Borrower and the Guarantors.

4.3           Borrower shall execute and deliver such additional documents and do such other acts as the Banks may reasonably require to fully implement the intent of this Agreement.

4.4           Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied.  The Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the

Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Note and shall be due and payable upon demand.

4.5           Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or the Lender, or in any other action or conduct undertaken by Borrower or the Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lender's consent to modify the terms and provisions of the Credit Agreement.  Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Lender's consent to this Agreement.  Further, the Lender's consent to this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Credit Agreement shall require the express written consent of the Lender; no such consent (either express or implied) has been given as of the date hereof.

4.6           Time is hereby declared to be of the essence hereof of the Credit Agreement, and the Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Credit Agreement.

4.7           This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

4.8           This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

4.9           This Agreement shall be governed by and construed according to the laws of the State of Arizona.

IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Keri Tignini
Name:	Keri Tignini
Its:	Vice President
LENDER

KNIGHT TRANSPORTATION, INC.

By:	/s/ David Jackson
Name:	David Jackson
Its:	Chief Financial Officer
BORROWER

CONSENT AND AGREEMENT OF GUARANTORS

    Each of the undersigned Guarantors executed a Continuing Guaranty (each, a "Guaranty") as described in the Credit Agreement dated as of September 15, 2005 (as amended from time to time, the "Credit Agreement") between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and KNIGHT TRANSPORTATION, INC., an Arizona corporation.  Each of the undersigned Guarantors hereby consents and agrees to the modifications and all other matters contained in the foregoing Fourth Modification Agreement of even date herewith.
QUAD-K LLC, an Arizona limited liability company

By:	/s/ David Jackson
Name:	David Jackson
Its:	Chief Financial Officer

KNIGHT TRANSPORTATION SERVICES, INC., an Arizona corporation

By:	/s/ David Jackson
Name:	David Jackson
Its:	Chief Financial Officer

KNIGHT MANAGEMENT SERVICES, INC., an Arizona corporation

By:	/s/ David Jackson
Name:	David Jackson
Its:	Chief Financial Officer

KNIGHT REFRIGERATED, LLC, an Arizona limited liability company

By:	/s/ David Jackson
Name:	David Jackson
Its:	Chief Financial Officer

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KNIGHT TRUCK & TRAILER SALES, LLC, an Arizona limited liability company

	By:	/s/ David Jackson
	Name:	David Jackson
	Its:	Chief Financial Officer

KNIGHT BROKERAGE, LLC, an Arizona limited liability corporation

	By:	/s/ David Jackson
	Name:	David Jackson
	Its:	Chief Financial Officer

Dated as of: September 20, 2010

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